SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                         GOLDEN PANTHER RESOURCES, LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A


                           Proxy Statement Pursuant to
               Section 14A of the Securities Exchange Act of 1934


                         Golden Panther Resources, Ltd.
             (Exact name of registrant as specified in its Charter)


                          Common Stock $.001 par value
                                 (Title of Class
                                 of Securities)


                      (CUSIP Number of Class of Securities)


        Nevada                       0-14869                   95-3932052
(State of Incorporation)      (Commission file number)       (IRS Employer
                                                          Identification Number)



                                 Charles Clayton
                           527 Marquette, Suite 1800,
                          Minneapolis, Minnesota 55402
                                 (612) 338-3738
                  (Name, address and telephone number of person
            authorized to receive notice and communications of behalf
                           on person filing statement)

ITEM 1. DATE, TIME AND PLACE INFORMATION

         The annual meeting of shareholders of Golden Panther Resources, Ltd. will be held at Suite 211, 1111 West Hastings Street, Vancouver, B.C., Canada, on the 12th day of November, 1997, at 3:30 p.m.

         This Proxy Statement and form of proxy will be mailed to the shareholders of Golden Panther Resources, Ltd. on October 30, 1997.


ITEM 2. REVOCABILITY OF PROXY

         The proxy is not revokable.


ITEM 3. DISSENTER'S RIGHT OF APPRAISAL

         Not applicable


ITEM 4. PERSONS MAKING THE SOLICITATION

         The solicitation is made by the registrant. There is no director that intends to oppose any action.


ITEM 5. INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Not applicable


ITEM 6. VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The company knows of no person who is the beneficial owner of more than 5% of the company's voting securities, and all of these securities have been held for more than the past two years, except as follows:

Name of Beneficial Owner             Number of Shares       % of Ownership
------------------------             ----------------       --------------

536653 B. C. Ltd.(1)                     1,007,000               5.5%

536657 B. C. Ltd.(2)                     1,007,000               5.5%

Micro-American Holdings                  1,700,000               9.4%

Jupiter Consulting                       1,550,000               8.5%

Native Strategic Holdings(3)             1,500,000               8.3%

Directors and officers as a Group        3,514,000              19.3%

(1)      Gordon Muir is the beneficial owner of the shares of 536653 B.C. Ltd.

(2)      Penny Perfect is the beneficial owner of the shares of 536657 B.C. Ltd.

(3) Gordon Muir and Penny Perfect are the joint beneficial owners of the shares of Native Strategic Holdings.


ITEM 7. DIRECTORS AND EXECUTIVE OFFICERS

         The officers and directors of the company are:

Name                                Age                     Position
----                                ---                     --------

Gordon J. Muir                      44               CEO/Chairman of the Board

Penny Perfect                       44               President

Alexander Van Hoeken                29               Vice President

Katharine Johnston                  43               Vice President

Adrian Lungan                       42               Director

Robert Needham                      68               Director

J. Bryson Farrill                   61               Director

         Gordon Muir, Mr. Muir has been a self employed businessman and investor and executive consultant for more than the past 5 years. He has been the Chief Executive Officer of the Company since January, 1995.

         Penny Perfect, Ms Perfect has been Chairman of Worldwide Investment Network Corp from 1992 to 1997. She has been President of the Company since January, 1995.

         Alexander Van Hoeken, Mr Van Hoeken was Operations Superintendent for Royal Boskalls of the Netherlands from 1993 to 1996, and has been Vice President of the Company since January, 1996.

         Katherine Johnston, Ms Johnston was President of Keremy Management

Services, Ltd. from 1987 to the present, which provides legal and administrative services to public companies. She has been a Vice President of the Company since January, 1996.

         Robert Needham, Mr. Needham has been Chairman of Needham & Associates, and Australian Engineering Consulting Company for more than the past 5 years.

         Adrian Lungan, Mr. Lungan was Project Manager for Newmount Mining Corporation from 1991-1993, Project Manager S. E. Asia and Country Manager for Indonesia for Placer Pacific, Ltd. from 1993-1995 and General Manager of Pacific Amber Resources, Ltd. in Indonesia 1996-1997.

         F. Bryson Farrill, Mr. Farrill has been a Financial Consultant and Board member for a variety of corporation from 1989 to the present.


ITEM 8. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

NAME                                CAPACITY            CASH COMPENSATION
----                                --------            -----------------

None


ITEM 9. INDEPENDENT PUBLIC ACCOUNTANTS

         The principal accountant is Jones Jensen.

         The principal accountant for the current year is not expected to be present at the special meeting of shareholders, they are not expected to make a statement and are not expected to be available to answer appropriate questions.


ITEM 10. COMPENSATION PLANS

         The registrant has no compensation plans, and no action with respect to any such plan will be taken at the shareholders meeting.


ITEM 11. AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

         Not applicable


ITEM 12. MODIFICATION OR EXCHANGE OF SECURITIES

Ratification of Directors Action

         The shareholders are being asked to ratify a directors actions reversing the company's common stock on a one for twenty basis in order to make the company more attractive for other investors.

Amendment to Article IV of the Company's Articles of Incorporation

         The shareholders are being asked to change the authorized capital from 15,000,000, one mil par value common stock to 50,000,000 one mil par value common stock. Management believes the additional stock will be usable to acquire additional assets.


ITEM 13. FINANCIAL AND OTHER INFORMATION

         None


ITEM 14. MERGERS, CONSOLIDATIONS, ACQUISITIONS, ACQUISITIONS AND SIMILAR MATTERS

Plan of Reorganization

         Approval of a Plan of Reorganization on a stock for stock basis, whereby the Company will acquire 100% of the outstanding capital common stock of Golden Panther Resources, Ltd. a Canadian mineral development company, in exchange for 3,000,000 shares of authorized but unissued common stock. This acquisition will give the Company an actual operating entity.



ITEM 15. ACQUISITION OR DISPOSITION OF PROPERTY

         Not Applicable


ITEM 16. RESTATEMENT OF ACCOUNTS

         Not Applicable


ITEM 17. ACTION WITH RESPECT TO REPORTS

         Not Applicable

ITEM 18. MATTERS NOT REQUIRED TO BE SUBMITTED

         Not Applicable


ITEM 19. AMENDMENT OF CHARTER, BYLAWS OR OTHER DOCUMENTS

Amendment to Article IV of the Company's Articles of Incorporation

         The shareholders are being asked to change the authorized capital from 15,000,000, one mil par value common stock to 50,000,000 one mil par value common stock. Management believes the additional stock will be usable to acquire additional assets.

Name Change Amendment to Article I of the Company's Articles of Incorporation

         Shareholders are being asked to approve an amendment of the Articles of Incorporation changing the Corporate name to:

                                             Golden Panther Resources, Ltd.


ITEM 20. OTHER PROPOSED ACTION

         Not Applicable


ITEM 21. VOTING PROCEDURES

         The Board of Directors has fixed the close of business on October 15, 1997 as the record date. Only holders of record of shares on the record date are entitled to notice of and to vote at the meeting. There are 18,047,554 shares outstanding and entitled to vote held by approximately 1,132 shareholders.

         Each holder is entitled to cast one vote per share. The presence, in person or by proxy of the holders of a majority of the outstanding shares is necessary to constitute a quorum. The affirmative vote, in person or by proxy, of the holders of a majority of the shares is required to ratify the meeting of November 12, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed by the President on October 17, 1997.


                                            Golden Panther Resources, Ltd.


                                            /S/ Penny Perfect

                         GOLDEN PANTHER RESOURCES, LTD.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

                         Special Meeting of Shareholders

                                November 12, 1997



         The undersigned, having received the Notice of Special Meeting of Shareholders and Proxy Statement of Golden Panther Resources, Ltd., dated October 30, 1997, hereby constitute and appoint Penny Perfect with full power of substitution, as attorney and proxy of the undersigned, to attend the special meeting of shareholders of Golden Panther Resources, Ltd., at Suite 211, 1111 Hastings Street, Vancouver, B.C., Canada, on the 12th day of November, 1997, at 3:30 p.m., or at any adjournment or adjournments thereof, and to vote, as designated below, all of the common shares of the undersigned in Golden Panther Resources, Ltd., which the undersigned would be entitled to vote if personally present, as follows:


         (1) Ratification of the Special Meeting of Shareholders held on March 26, 1997

                                                          ______YES  ______NO

         (2) Ratification of the Special Meeting of Shareholders held on September 26, 1997

                                                          ______YES  ______NO

         (3) Ratification of the purchase of La Verde mining property

                                                          ______YES  ______NO

         This proxy will be voted as directed, or if no such direction is indicated and the signed proxy is returned to Golden Panther Resources, Ltd., it will be voted in favor thereof.


Dated: ___________________, 1997.

                                    -----------------------------------
                                    (Printed Shareholders Name)

                                    -----------------------------------
                                    (Shareholders Signature)


                                    -----------------------------------
                                    (Print Joint Shareholders Name,
                                    if any)

                                    -----------------------------------
                                    (Joint Shareholders Signature)



IMPORTANT: PLEASE DATE AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THE STOCK CERTIFICATE. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE FULL TITLE AS SUCH; IF SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT IS ASKED TO SIGN.

                         GOLDEN PANTHER RESOURCES, LTD.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                November 12, 1997

Dear Fellow Shareholder:

         The annual meeting of shareholders of Golden Panther Resources, Ltd. will be held at Suite 211, 1111 West Hastings Street, Vancouver, B.C., Canada, on the 12th day of November, 1997, at 3:30 p.m. to consider and act upon the following matters:


         (a) The ratification of the Special Meeting of Shareholders held on March 26, 1997;

         (b) The ratification of the Annual Meeting of Shareholders held on September 26, 1997;

         (c) The ratification of the acquisition of the La Verde mining property.

         The foregoing matters are more fully described in the accompanying proxy statement which is hereby made a part of this notice.

         All shareholders of record at the close of business on October 15, 1997, will be entitled to vote at the meeting.


BY THE BOARD OF DIRECTORS,


The execution of the enclosed proxy and its return as promptly as possible will be greatly appreciated. A reply envelope is enclosed for your convenience.

                         GOLDEN PANTHER RESOURCES, LTD.


                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                November 12, 1997


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

         This proxy statement is furnished to holders of the common stock of Golden Panther Resources, Ltd., (the "Company") in connection with the solicitation by the Board of Directors of proxies for use at the special meeting of shareholders to be held on the 12th day of November, 1997, and at all adjournments thereof, for the purpose of ratifying the special shareholder meetings of March 26, 1997 and September 26, 1997. The special shareholder meeting of March 26, 1997 approved the reverse split of shares of Applied Technology, Inc. 20-1, approved the Plan of Exchange with Golden Panther Resources, Ltd. for all of the shares of Golden Panther Resources, Ltd., the election of directors and the change of name to Golden Panther Resources, Ltd. The vote at the special shareholder meetings on March 26, 1997 and September 26, 1997 was more than 75% of all shares outstanding for all proposals, and less than one per cent of all shares voting against all proposals. The results of the special shareholder meeting on March 26, 1997 were filed with the Securities and Exchange Commission on a Form 8K. The results should have been filed on a Form 14A. This special meeting of shareholders is being held to ratify the March 26, 1997 special shareholder meeting, which completed the Plan of Exchange, and to satisfy all rules. The meeting on September 26, 1997 elected directors, amended the bylaws, Amended the Articles of Incorporation to increase the number of authorized shares, gave the Directors the authority to split the stock, issue preferred shares and issue stock option, gave approval to issue debentures and approved a Stock Option Plan. The proxy statement of the September 26, 1997 was not filed with the Securities and Exchange Commission on a Form 14a. This special meeting of shareholders is being held to ratify the September 26, 1997 meeting of shareholders.

         This special meeting of shareholders is also held to ratify the acquisition of the La Verde mining properties which will be purchased by the Bahamian subsidiary known as Golden Panther Investments, Ltd.

         Holders of outstanding stock of record at the close of business on October 15, 1997, are entitled to vote at the meeting and to cast one vote for each share held. The outstanding voting securities of the company, as of October 15, 1997, consists of 18,047,554 shares.

         This Proxy Statement and form of proxy are being mailed to the shareholders of Golden Panther Resources, Ltd. on or about October 30, 1997.

                             PRINCIPLE SHAREHOLDERS

         The company knows of no person who is the beneficial owner of more than 5% of the company's voting securities except as follows:

Name of Beneficial                      Amount of Shares    % of Ownership
------------------                      ----------------    --------------

536653 B. C. Ltd.(1)                        1,007,000           5.5%

536657 B. C. Ltd.(2)                        1,007,000           5.5%

Micro-American Holdings                     1,700,000           9.4%

Jupiter Consulting                          1,550,000           8.5%

Native Strategic Holdings(3)                1,500,000           8.3%

Directors and officers as a Group           3,514,000          19.3%

(1)      Gordon Muir is the beneficial owner of the shares of 536653 B.C. Ltd.

(2)      Penny Perfect is the beneficial owner of the shares of 536657 B.C. Ltd.

(3) Gordon Muir and Penny Perfect are the joint beneficial owners of the shares of Native Strategic Holdings.


                             OFFICERS AND DIRECTORS

         The officers and directors of the company are as follows:

Name                                Age              Position
----                                ---              --------

Gordon J. Muir                      44               CEO/Chairman of the Board

Penny Perfect                       44               President

Alexander Van Hoeken                29               Vice President

Katharine Johnston                  43               Vice President

Adrian Lungan                       42               Director

Robert Needham                      68               Director

J. Bryson Farrill                   61               Director

         Gordon Muir, Mr. Muir has been a self employed businessman and investor and executive consultant for more than the past 5 years. He has been the Chief Executive Officer of the Company since January, 1995.

         Penny Perfect, Ms Perfect has been Chairman of Worldwide Investment Network Corp from 1992 to 1997. She has been President of the Company since January, 1995.

         Alexander Van Hoeken, Mr Van Hoeken was Operations Superintendent for Royal Boskalls of the Netherlands from 1993 to 1996, and has been Vice President of the Company since January, 1996.

         Katherine Johnston, Ms Johnston was President of Keremy Management Services, Ltd. from 1987 to the present, which provides legal and administrative services to public companies. She has been a Vice President of the Company since January, 1996.

         Robert Needham, Mr. Needham has been Chairman of Needham & Associates, and Australian Engineering Consulting Company for more than the past 5 years.

         Adrian Lungan, Mr. Lungan was Project Manager for Newmount Mining Corporation from 1991-1993, Project Manager S. E. Asia and Country Manager for Indonesia for Placer Pacific, Ltd. from 1993-1995 and General Manager of Pacific Amber Resources, Ltd. in Indonesia 1996-1997.

         F. Bryson Farrill, Mr. Farrill has been a Financial Consultant and Board member for a variety of corporations from 1989 to the present.


                             EXECUTIVE COMPENSATION

         The following table sets forth the cash compensation for services rendered in all capacities to the Company during the period from January 1, 1997 to the present as paid by the Company to each executive officer whose cash compensation exceeded $60,000, and to all executive officers as a group.


NAME                                CAPACITY            CASH COMPENSATION
----                                --------            -----------------

None

         Following is the Information Sheet for the special meeting of shareholders held on March 26, 1997:

Ratification of Directors Action

         The shareholders are being asked to ratify a directors actions reversing the company's common stock on a one for twenty basis in order to make the company more attractive for other investors.

Amendment to Article IV of the Company's Articles of Incorporation

         The shareholders are being asked to change the authorized capital from 15,000,000, one mil par value common stock to 50,000,000 one mil par value common stock. Management believes the additional stock will be usable to acquire additional assets.

Plan of Reorganization

         Approval of a Plan of Reorganization on a stock for stock basis, whereby the Company will acquire 100% of the outstanding capital common stock of Golden Panther Resources, Ltd. a Canadian mineral development company, in exchange for 3,000,000 shares of authorized but unissued common stock. This acquisition will give the Company an actual operating entity.

Name Change Amendment to Article I of the Company's Articles of Incorporation

         Shareholders are being asked to approve an amendment of the Articles of Incorporation changing the Corporate name to:

                                              Golden Panther Resources, Ltd.

Election of Directors

         Management has nominated the following persons to serve as directors until the next annual meeting. Those persons nominated are:

Penny Perfect - Ms Perfect is a graduate of the University of Alberta, and has over 17 years experience in the investment industry. She is currently the Co-Chairman of Urban Resource Technologies, Inc., a listed company on the Alberta Stock Exchange and is President of Golden Panther Resources, Ltd., a private company with mineral property assets in the Republic of Indonesia. Prior there to she was the President of a private venture capital company.

John Pickney - Mr. Pickney has a Bachelor or Commerce degree specializing in labor relations and organization theory. He has been with the Province of Alberta,

Department of Labor/Employment Standards for over 18 years specializing in employment law and administration. He is also a director of Urban Resource Technologies, Inc. a list company trading on the Alberta Stock Exchange.

Katharine Johnston - Mrs. Johnston has fifteen years experience as a senior legal assistant and administrator. She has worked exclusively in the securities industry in this capacity and is currently on the Board of Directors of three
(3) mining companies and one industrial company.

Shares eligible to vote at the meeting are 12,317,325. Please see the attached proxy material.


Following is the Information Sheet for the special meeting of shareholders held on September 26, 1997:

                         GOLDEN PANTHER RESOURCES, LTD.

                              Information Statement


At an Annual General Meeting of Shareholders of Golden Panther Resources, Ltd., a Nevada corporation, to be held September 26th, 1997 at the Rio Suite Hotel, Flamingo at Valley View, Las Vegas, Nevada at 9:00 a.m., the shareholders will be asked to vote on the following proposals:

ELECTION OF DIRECTORS AND FIXING OF DIRECTOR'S TERMS OF OFFICE

Shareholders are to elect Directors for the term of office set opposite their name below or until their successors are duly qualified. Management nominates the following persons:

GORDON MUIR - CHAIRMAN, CHIEF EXECUTIVE OFFICER

Mr. Muir has extensive experience in senior level management. His role is to focus on the review and pursuit of the mining opportunities brought to the company. He will also provide the framework and foundation for the executive leadership necessary for our exploration activities. He is an expert in negotiations and business dealings and the perfect liaison officer for Golden Panther throughout the world.

PENNY PERFECT - VICE-CHAIRMAN, PRESIDENT

Ms. Perfect's experience is concentrated on corporate finance and venture capital financing with heavy emphasis on securities and finance structure. Ms. Perfect brings the leadership and management skills required for the significant growth anticipated in our organization. She endeavors to assist the acquisition of mineral properties with respect to financing and investments. She will develop strategic alliances in the investment community worldwide. She is also responsible for Corporate Communications for the Company.

ALEX VAN HOEKEN - VICE-PRESIDENT, EXPLORATION DEVELOPMENT & PUBLIC AFFAIRS

Mr. Van Hoeken is a graduate of the Colorado School of Mines, specializing in mineral economics and public affairs. Fluent in English, Dutch, French, German, Spanish, Norwegian and Indonesian, he is responsible for assisting in project acquisitions, hiring exploration personnel, strategic development of the Company and seeking prospective mineral properties for potential acquisition. He is responsible for developing on-going business relationships for the Company that will maximize the company's efforts on a worldwide basis.


KATHARINE JOHNSTON - VICE-PRESIDENT, LEGAL & FINANCE

Mrs. Johnston has fifteen years experience as a senior legal assistant and administrator. She has worked exclusively in the securities industry in this capacity and is currently on the Board of Directors of three public mining companies. Her responsibilities include corporate governance, regulatory filing requirements and all administrative functions. Mrs. Johnston will be the contact for the Company with respect to the auditors and any financial reporting requirements.

ADRIAN LUNGAN - DIRECTOR

Mr. Lungan is a highly competent geologist with over 17 years of exploration and mining experience in both Western Australia and Asia. Mr. Lungan's past work includes project design and implementation in Indonesia, Australia, Thailand and Lao P.D.R. He was the General Manager for Indonesia with Pacific Amber Resources Ltd., the country manager for Placer/Dome Pacific in Indonesia, the country manager for Newmont Mining Corporation for Lao P.D.R., and the assistant Project Manager for Hancock Mining Ltd. in Thailand.

ROBERT NEEDHAM - DIRECTOR

Mr. Needham has proven his expertise and management abilities in a variety of mining ventures. He will be instrumental in our ongoing mineral property acquisitions. With over 50 years experience in the mining industry, he has been actively involved in public companies for over 25 years. He was the Managing Director and Chief Executive for Mineral Resources Development, which administrates mining and petroleum assets in Papua New Guinea. He was the Foundation Deputy Chairman of Curragh Resources Inc. which was Canada's largest lead producer and third largest zinc producer. He was Chairman and Chief Executive of Pamorex Giant Yellowknife Mines and the Pomorex Exploration company producing in excess of 200,000 ounces of gold per year. He was Foundation Managing Director and Chief Executive of Placer Pacific. He initiated the amalgamation of all Placer's exploration properties and it's Kidston Goldmine's assets into one group.

AMEND BY-LAWS

The Company proposes to amend its By-Laws to provide for provisions allowing the members by ordinary resolution to fix the term of office, for Directors being elected, for between one and three years, and to subsequently change the terms of office for the Directors elected.

Accordingly, the members will be asked to pass a special resolution to amend the By-Laws of the Company in the following terms:

"At each annual general meeting of the Company, Directors shall be elected to the Board of Directors as may be required to fill any positions then vacant, whether vacant by reason of the expiration of the term of office of one or more of the Directors or otherwise. A Director may be elected for a term of office of one or more year of office as may be specified by ordinary resolution at the time he is elected. In the absence of such ordinary resolution a Director's term of office will be one year of office. No Director shall be elected for a term of office exceeding three years. The members may by special resolution vary the term of office of any Director. For purposes of these By-Laws "year of office" means the period of time commencing on the date of an annual general meeting of the Company and ending on the date of the annual general meeting held in the next subsequent calendar year.

If any calendar year the Company does not hold an annual general meeting the Directors whose term of office would have expired in such calendar year shall be deemed to have been elected as Directors on the last date on which the annual general meeting could have been held in such calendar year and each Director so deemed elected may hold office until the next annual general meeting is held and other Directors are elected".

If the special resolution is not passed the term of office of each of the Company's elected Directors will continue to expire at the next annual general meeting.


                       FIXING OF DIRECTORS TERMS OF OFFICE

                         GOLDEN PANTHER RESOURCES, LTD.


If the special resolution with respect to amending the By-Laws with respect to

Directors' terms is passed and becomes effective, then in connection with the election of Directors, management of the Company will then ask the members to pass ordinary resolutions fixing the terms of office for Directors elected for graduated terms of between one and three years. The following terms are proposed:

GORDON MUIR                For a term of three years of office from
PENNY PERFECT              the date of appointment

KATHARINE JOHNSTON         For a term of two years of office from
ALEXANDER VAN HOEKEN       the date of appointment

ADRIAN LUNGAN              For a term of one year of office from
ROBERT NEEDHAM             the date of appointment

The purpose in fixing the terms of office of the elected Directory by ordinary resolutions as set forth above is that at each annual general meeting after this one, only two Directors' terms will expire and it will then be proposed to re-elect them, or to elect their substitutes, for a term of one year. Thus, in the absence of a 75% vote of the members in a general meeting, it will take at least two annual general meetings for the replacement of a majority of management's nominees by other nominees. The purpose of this plan is to make the Company less desirable to unacceptable takeover bids.

Members of the Company who do not want longer terms of office for the Company's directors can vote against the proposed ordinary resolutions fixing the terms of office of the Directors, and can still vote for election of the nominees.

Accordingly, if the special resolution to amend the By-Laws is passed, members will be asked to pass ordinary resolutions as follows:

         "RESOLVED, by ordinary resolutions, with or without amendment, that the terms of office of the Directors elected, be set as follows:


GORDON MUIR                For a term of three years of office from
PENNY PERFECT              the date of appointment

KATHARINE JOHNSTON         For a term of two years of office from
ALEXANDER VAN HOEKEN       the date of appointment

ADRIAN LUNGAN              For a term of one year of office from
ROBERT NEEDHAM             the date of appointment


CASTING VOTE

Management is requesting shareholder approval to an amendment to the By-Laws of the Company wherein in the event of a equal number of votes for and votes against by the Directors present at a duly called meeting of the Board of Directors that the Chairman will have a second casting vote. In the event the Chairman is unable to attend a duly called meeting of the Board of Directors then the Vice-Chairman shall have the casting vote.


ADOPT NEW BY-LAWS

Management is requesting shareholder approval to the adoption of a new set of By-Laws attached to this Information Statement as Exhibit "A".

AMEND ARTICLES

Management is requesting shareholder approval to the following amendments to Article Four of the Articles of Incorporation:

To change the authorized capital common stock from 50,000,000 shares of $0.001 par value to 100,000,000 shares of authorized capital common stock with a par value of $0.001; and

To authorize the issuance of 10,000,000 preferred shares with a par value of $0.10 in series.

Management is also requesting shareholder approval to amend Article III to change the business purpose to "To engage in any lawful activity and to concentrate on the acquisition, exploration and development of mineral resource properties worldwide."

GENERAL AUTHORITY FOR DIRECTORS

Management is requesting shareholder approval to give the Directors the general authority to (a) split the issued and outstanding share capital of the Company;
(b) to establish the terms of and to issue preferred shares and (c) to issue 2,000,000 of the newly issued preferred shares to certain Directors, Officers and Consultants to the Company in consideration of past and future services to the corporate development of the Company.

APPROVAL TO ISSUE DEBENTURES

Management is requesting shareholder approval to authorize the issuance of Debentures in series. The terms and conditions of the Debentures are to be negotiated by the Directors at the time of entering into the Debenture.

APPROVAL OF STOCK OPTIONS

(a) Management is requesting shareholder approval to the setting of stock options and the issuance of restricted shares to the Directors, Officers, Employees and Consultants of the Company for a total of 20% of the issued and outstanding shares of the Company at any given time.

(b) The Company is also desirous of being in a position, during the ensuing year, to grant stock options to insiders, employees and consultants and to also alter the terms of outstanding stock options.

Management is requesting shareholder approval to establish a Stock Option Plan. The purpose of the Stock Option Plan is to afford persons who provide services to the Company, whether directors, officers, employees or consultants, an opportunity to obtain a proprietary interest in the Company by permitting them to purchase common shares of the Company and to aid in attracting, as well as retaining and encouraging the continued involvement of such persons with the Company. Under the terms of the Stock Option Plan, the Board of Directors has full authority to administer the Stock Option Plan upon such terms as it, in its discretion determines, subject to certain limitations set forth in the Stock Option Plan. Subject to adjustments as set forth in the Plan, up to 15% of the authorized common shares are reserved and set aside for issuance upon exercise of options which may be granted pursuant to the Plan.

The Directors recommend that the shareholders approve the following resolutions:

"BE IT RESOLVED THAT: The Directors are hereby authorized to make any amendments from time to time to existing stock options to insiders, employees and consultants of the Company and the directors are hereby authorized to grant new stock options to insiders, employees and consultants of the Company during the ensuing year and to amend such stock option agreements."

TRANSACTION OF OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING

It is not known if any other matters will come before the meeting other than as set forth above and in the Notice of Meeting, but if such should occur the person named in the accompanying Proxy Statement intend to vote on them in accordance with his best judgment exercising discretionary authority with respect to amendments or variations of matters identified in the Notice of Meeting and other matters which may properly come before the meeting or any adjournment thereof.

There are 16,311,990 shares eligible to vote at the meeting or through proxy. Gordon Muir will be appointed attorney-in-fact to vote said proxy.


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                       By Order of the Board of Directors

August 26, 1997.


         This special meeting of shareholders is also held to ratify the acquisition of the La Verde mining properties which will be purchased by the Bahamian subsidiary known as Golden Panther Investments, Ltd.

         The Board of Directors authorized a Letter of Intent to purchase the La Verde property in Mexico and there was a payment of $50,000 at that time. There is an agreement to pay an additional $2,000,000 in quarterly payments in the next two years, and to expend $2,000,000 on the project in the next two years. Upon completion of the payments and assessment the Company will pay a further $13,000,000 in a combination of cash and stock to acquire 100% of the 8,000 Ha property.

         The property operates at the present at the rate of 250 tons per day, and copper, silver and gold have been recovered.